UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	November 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEQUX

Putnam Global Equity Fund

Semiannual report 4 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Global Equity
Fund

Semiannual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

Putnam Global Equity Fund

Selecting companies around the world that are attractive for investors

Putnam Global Equity Fund invests in developed markets such as the United States, the European Union, and Japan, as well as emerging markets such as Brazil, Mexico, and Indonesia. The fund's portfolio manager, Shep Perkins, seeks to build a globally diversified portfolio of companies that he believes have solid growth prospects.

Putnam Global Equity Fund invested in 17 countries and territories as of April 30, 2016.

A globally minded portfolio backed by in-depth research

Portfolio Manager Shep Perkins believes that stock prices are driven by changes in companies' earnings estimates. Drawing on the research of Putnam's Global Equity Research team, he builds a portfolio of his highest-conviction investment insights focused on companies' long-term earnings power. These insights may reflect a variety of business and investment themes:

Underappreciated core business
Companies with pricing power, new product cycles, network effects, dominant franchises, operating leverage, or balance sheet strength.

Positive change
Companies with improving industry dynamics, regulatory frameworks, management changes, or improved capital allocation.

Powerful global themes
Companies that participate in current trends that the manager believes are critical growth drivers.

"We believe that thinking differently from the market is the key to beating it. Our global equity research is focused on gaining and maintaining this investment 'edge'."

Shep Perkins, CFA
Portfolio Manager
Putnam Global Equity Fund

2 Global Equity Fund

Global Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com. Recent performance may have benefited from one or more legal settlements.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Equity Fund

Interview with
your fund’s
portfolio manager

What was the environment like for global stock investors during the six-month period ended April 30, 2016?

A number of issues put downward pressure on stocks as 2015 came to a close. For one thing, the capital markets became less hospitable late in the year for a variety of companies that rely on cheaper capital to help finance their growth. Health care was one area of particular weakness. As capital started to dry up and drug-pricing pressures mounted, merger and acquisition prospects diminished for many companies in this sector. In addition, some companies in other sectors that had formerly paid or that we believed had the potential to pay attractive dividends ended up disappointing investors with lower or no dividend payouts. This impacted these companies’ stock prices as yield-hungry investors sold the stocks for other opportunities.

As 2016 began, volatility surged, sparing few areas of the global stock markets. Despite their various stimulative steps, the central banks of China, Japan, and Europe seemed unable to stop market volatility from eroding confidence in economic health. Of course, the December interest-rate increase by the U.S. Federal Reserve — the first such increase in nearly 10 years — did not help matters. While this action was long anticipated by global markets, fears arose that the Fed was bent on tightening monetary policy even as the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Global Equity Fund	5

rest of the world was faced with deteriorating economic conditions.

By mid-February, the Fed articulated a more cautious view with respect to its interest-rate-raising campaign. This helped weaken the U.S. dollar, which gave a lift to commodity prices and beaten-down sectors of the equity market, such as energy and materials, as well as to a variety of emerging markets.

How did Putnam Global Equity Fund perform relative to its benchmark?

The fund underperformed its benchmark, the MSCI World Index [ND], for the period. Security selection in consumer stocks, financials, energy, and health care detracted from relative returns, outweighing some of the fund’s better results, which were achieved among our utilities and technology stock picks.

How were European and Japanese markets affected by central bank policy during the period?

In January, the Bank of Japan pushed interest rates into negative territory, but rather than depress the yen, Japan’s currency strengthened. During the period, the stronger yen was perceived to be a gathering headwind to Japanese corporate earnings, and going forward, we think this may continue to be the case, particularly for exporters and companies in the financial sector. While the Japanese economy may continue to muddle through difficult conditions as we head into the second half of 2016, the monetary and structural economic reform agenda of Prime Minister Shinzo Abe may have reached a new low with respect to investor sentiment.

In Europe, the European Central Bank [ECB] expanded its quantitative easing program to reduce corporate borrowing costs and encourage bank lending, and pushed already

Allocations are shown as a percentage of the fund’s net assets as of 4/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

6	Global Equity Fund

negative rates slightly deeper into negative territory. This latter move also had the opposite of the intended effect, as the euro moderately strengthened, while skepticism remained whether the central bank could successfully stimulate lending to further jump-start the European economy.

What were some of the largest detractors from the fund’s relative performance?

Yamaha, the Japanese motorcycle and boat-engine manufacturer, was the biggest detractor from relative returns. The company endured a difficult period, largely due to the yen’s strengthening versus the dollar. Southeast Asia has been the primary market for Yamaha’s motorcycles, while the United States has been the primary market for the company’s boat engines. Sales in both of these markets tend to be dollar-denominated, which means the strengthening yen usually translates into lower yen-denominated revenue and profits for Yamaha. We continued to hold the stock at period-end.

We were very positive about the prospects of the Irish banking sector at the start of the period, but we were ultimately disappointed in holding shares of the Irish bank Permanent TSB Group. Despite a strong recovery in the Irish economy as well as commercial and residential real estate, loan demand has continued to be sluggish, which has been disappointing. In the wake of the financial crisis of 2007–2008, Irish banks — like many banks around the world — took major hits to their balance sheets and had to write off bad loans. Now with Ireland’s commercial property market appearing to be roaring

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Global Equity Fund	7

back, we think the question is when the banks will boost their balance sheets with substantial capital write-backs. We had believed, erroneously, that the process would begin toward the end of 2015. Unfortunately, the banks, including Permanent TSB, proved to be much more conservative in their approach to boosting balance-sheet health, while falling interest rates have held back net interest income. Nevertheless, we continued to like the company’s fundamental potential, although it is taking longer to be realized, and we maintained it in the portfolio through period-end.

Which stocks or strategies stood out for helping relative returns?

The largest contributor on a relative basis was our decision to avoid the stock of Apple, which performed poorly during the period as its growth outlook disappointed investors.

A variety of our energy and utility stock picks contributed positively to relative returns during the period. The fund’s exposure to these companies, including Exelon, NRG Energy, and Cabot Oil & Gas, benefited from the rebounding price of oil off the multiyear lows seen in early February. Stronger energy prices affected the prospects for future pricing at these companies and helped alleviate concerns about balance-sheet leverage.

The fund’s position in a top defense company, Northrop Grumman, also contributed positively to relative returns. This company has specialized in the manufacture of defense systems and aircraft, including unmanned aerial vehicles, and it has continued to invest in attractive growth areas in which it has a strong competitive advantage. The company won several franchise programs, including a contract in October 2015 to build the next long-range bomber for the U.S. Air Force. The

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes and rounding. Holdings and allocations may vary over time.

8	Global Equity Fund

award is expected to accelerate profits for Northrop over several years.

How does the upcoming referendum in Great Britain — over whether the United Kingdom stays in or leaves the European Union [EU] — affect your outlook for European stocks?

As we see it, Great Britain’s potential exit from the EU — commonly referred to as “Brexit” — would cause both U.K. and EU growth to suffer in the short term. If the United Kingdom leaves, it is quite likely, in our view, that it would have a measurable impact on U.K. gross domestic product growth in 2017, and the British pound would likely weaken versus major currencies. We also believe Brexit would likely be a negative economic event for Europe. In our view, a U.K. departure would propel further concerns about other countries’ status in the EU and suggest the potential for widespread disintegration.

It is not our central case that the United Kingdom will leave the EU, but we believe the probability is higher than we consider comfortable. Increasingly, the migration crisis in Europe and the terrorist attacks such as we saw in Brussels in late March have added fuel to the fire of anti-EU sentiment. For these reasons, Brexit and other risks to EU cohesion are factors that we are closely watching.

What is your outlook for global stocks?

Our outlook for U.S. and non-U.S. developed markets is generally one of cautious optimism, with higher expectations for U.S. and European stocks over Japanese stocks. That said, we also expect that stocks in Europe and Japan may stand to benefit from the ECB’s and Bank of Japan’s continued efforts to supply ample liquidity to their respective economies and markets.

That is not to say we believe that these central banks are infallible or omnipotent. While the continued pledge of policy-based support should set the stage for healthier market activity, we think there is a risk that central banks are reaching the limits of their ability to promote economic growth and support markets.

We maintain a cautious outlook for most emerging markets, although we recognize they are likely to benefit if the U.S. dollar weakens. Although stocks in several EM markets rebounded sharply early in 2016, including stocks in acutely distressed countries such as Brazil, we think many of these markets remain on fragile footing and retain structural vulnerabilities.

Thank you, Shep, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Shep Perkins is Co-Head of International Equities at Putnam. He has a B.A. from Amherst College. He joined Putnam in 2011 and has been in the investment industry since 1993.

Global Equity Fund	9

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

10 Global Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(7/2/12)	(9/23/02)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	7.56%	7.27%	7.31%	7.31%	6.79%	6.79%	7.06%	6.89%	7.30%	7.75%	7.72%

10 years	35.80	27.99	27.84	27.84	25.87	25.87	29.15	24.63	32.40	40.04	39.16
Annual average	3.11	2.50	2.49	2.49	2.33	2.33	2.59	2.23	2.85	3.42	3.36

5 years	28.62	21.22	23.76	21.76	23.82	23.82	25.31	20.93	26.89	31.00	30.18
Annual average	5.16	3.92	4.35	4.02	4.37	4.37	4.62	3.87	4.88	5.55	5.42

3 years	13.86	7.31	11.25	8.25	11.23	11.23	12.11	8.19	12.99	15.15	14.62
Annual average	4.42	2.38	3.62	2.68	3.61	3.61	3.88	2.66	4.16	4.81	4.65

1 year	–9.70	–14.89	–10.45	–14.93	–10.42	–11.32	–10.22	–13.36	–10.01	–9.43	–9.52

6 months	–3.95	–9.47	–4.39	–9.17	–4.37	–5.32	–4.31	–7.66	–4.14	–3.87	–3.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 share; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Global Equity Fund	11

Comparative index returns For periods ended 4/30/16

		Lipper Global Multi-Cap Core
	MSCI World Index (ND)	category average*

Annual average (life of fund)	6.46%	6.60%

10 years	49.82	42.96
Annual average	4.13	3.56

5 years	33.59	26.04
Annual average	5.96	4.62

3 years	20.03	16.77
Annual average	6.28	5.24

1 year	–4.17	–5.80

6 months	–1.05	–1.80

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/16, there were 183, 163, 136, 99, 46, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	1		—	1	1		—	1	1

Income	$0.069		—	$0.007	$0.006		—	$0.122	$0.102

Capital gains	—		—	—	—		—	—	—

Total	$0.069		—	$0.007	$0.006		—	$0.122	$0.102

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

10/31/15	$12.72	$13.50	$11.38	$11.98	$12.16	$12.60	$12.57	$13.20	$13.15

4/30/16	12.15	12.89	10.88	11.45	11.63	12.05	12.05	12.57	12.54

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Global Equity Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(7/2/12)	(9/23/02)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	7.49%	7.20%	7.25%	7.25%	6.73%	6.73%	7.00%	6.83%	7.23%	7.69%	7.66%

10 years	38.23	30.29	29.97	29.97	28.24	28.24	31.48	26.88	34.76	42.62	41.72
Annual average	3.29	2.68	2.66	2.66	2.52	2.52	2.77	2.41	3.03	3.61	3.55

5 years	30.93	23.40	26.09	24.09	26.06	26.06	27.60	23.14	29.31	33.42	32.58
Annual average	5.54	4.29	4.75	4.41	4.74	4.74	5.00	4.25	5.28	5.94	5.80

3 years	14.12	7.56	11.59	8.59	11.56	11.56	12.36	8.42	13.25	15.51	14.98
Annual average	4.50	2.46	3.72	2.78	3.71	3.71	3.96	2.73	4.23	4.93	4.76

1 year	–10.22	–15.38	–10.84	–15.30	–10.80	–11.69	–10.67	–13.79	–10.38	–9.80	–9.89

6 months	–0.45	–6.17	–0.83	–5.79	–0.82	–1.81	–0.73	–4.21	–0.59	–0.27	–0.34

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/15	1.23%	1.98%	1.98%	1.73%	1.48%	0.84%	0.98%

Annualized expense ratio for the
six-month period ended 4/30/16*	1.18%	1.93%	1.93%	1.68%	1.43%	0.77%	0.93%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 4/30/16.

Global Equity Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.75	$9.39	$9.39	$8.17	$6.96	$3.75	$4.53

Ending value (after expenses)	$960.50	$956.10	$956.30	$956.90	$958.60	$961.30	$961.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.92	$9.67	$9.67	$8.42	$7.17	$3.87	$4.67

Ending value (after expenses)	$1,019.00	$1,015.27	$1,015.27	$1,016.51	$1,017.75	$1,021.03	$1,020.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Global Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Global Equity Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Global Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Equity Fund 17

The fund’s portfolio 4/30/16 (Unaudited)

COMMON STOCKS (96.8%)*	Shares	Value

Aerospace and defense (2.4%)
L-3 Communications Holdings, Inc.	29,029	$3,818,184

Northrop Grumman Corp.	42,300	8,724,798

Raytheon Co.	48,600	6,140,610

18,683,592
Airlines (1.2%)
American Airlines Group, Inc.	143,800	4,988,422

International Consolidated Airlines Group SA (Spain)	535,748	4,120,451

9,108,873
Automobiles (2.4%)
Yamaha Motor Co., Ltd. (Japan)	1,158,500	18,752,593

18,752,593
Banks (4.0%)
Bank of America Corp.	430,600	6,269,536

Bank of Ireland (Ireland) †	23,913,147	7,243,351

ING Groep NV GDR (Netherlands)	309,967	3,801,282

Metro Bank PLC (United Kingdom) †	167,959	5,030,976

Natixis SA (France)	769,864	4,252,777

Permanent TSB Group Holdings PLC (Ireland) †	1,415,418	4,431,398

31,029,320
Beverages (2.9%)
Anheuser-Busch InBev SA/NV ADR (Belgium)	49,200	6,109,656

Dr. Pepper Snapple Group, Inc.	39,300	3,572,763

Molson Coors Brewing Co. Class B	43,606	4,170,042

SABMiller PLC (United Kingdom)	147,874	9,048,439

22,900,900
Biotechnology (2.3%)
AMAG Pharmaceuticals, Inc. † S	66,500	1,763,580

Biogen, Inc. †	19,500	5,362,305

Celgene Corp. †	43,300	4,477,653

Medivation, Inc. †	105,400	6,092,120

17,695,658
Building products (1.4%)
Assa Abloy AB Class B (Sweden)	230,677	4,833,933

Fortune Brands Home & Security, Inc.	114,271	6,331,756

11,165,689
Capital markets (1.6%)
Charles Schwab Corp. (The)	135,800	3,858,078

E*Trade Financial Corp. †	326,600	8,223,788

12,081,866
Chemicals (3.7%)
Axiall Corp.	171,529	4,039,508

E.I. du Pont de Nemours & Co.	90,900	5,991,219

Monsanto Co.	88,900	8,328,152

Sherwin-Williams Co. (The)	15,900	4,568,229

Symrise AG (Germany)	90,201	5,972,449

28,899,557
Commercial services and supplies (1.1%)
dorma + kaba Holding AG Class B (Switzerland)	7,471	4,846,796

Regus PLC (United Kingdom)	825,772	3,529,577

		8,376,373

18 Global Equity Fund

COMMON STOCKS (96.8%)* cont.	Shares	Value

Containers and packaging (1.6%)
Ball Corp. S	75,100	$5,360,638

Sealed Air Corp.	153,500	7,269,760

12,630,398
Diversified consumer services (0.6%)
Service Corp. International/US	179,100	4,776,597

4,776,597
Diversified financial services (0.6%)
Bats Global Markets, Inc. † S	19,524	462,914

Eurazeo SA (France)	62,038	4,370,457

4,833,371
Diversified telecommunication services (4.4%)
Com Hem Holding AB (Sweden)	583,398	5,180,784

Koninklijke KPN NV (Netherlands)	1,301,962	5,123,121

Level 3 Communications, Inc. †	79,400	4,149,444

Nippon Telegraph & Telephone Corp. (Japan)	129,600	5,737,136

SBA Communications Corp. Class A †	58,300	6,007,232

Telecom Italia SpA RSP (Italy)	9,934,579	7,810,358

34,008,075
Electric utilities (1.4%)
Exelon Corp.	317,000	11,123,530

11,123,530
Food products (4.8%)
Adecoagro SA (Argentina) †	327,700	3,493,282

Associated British Foods PLC (United Kingdom)	139,561	6,260,014

JM Smucker Co. (The)	63,500	8,063,230

Kerry Group PLC Class A (Ireland)	59,154	5,274,655

Kraft Heinz Co. (The)	69,800	5,449,286

Nomad Foods, Ltd. (United Kingdom) †	461,779	3,758,881

TreeHouse Foods, Inc. † S	53,853	4,760,605

37,059,953
Health-care equipment and supplies (1.9%)
Becton Dickinson and Co.	24,700	3,983,122

C.R. Bard, Inc.	26,400	5,601,288

Cooper Cos., Inc. (The)	35,600	5,449,648

15,034,058
Health-care providers and services (0.5%)
Capital Senior Living Corp. †	210,153	4,215,669

4,215,669
Hotels, restaurants, and leisure (3.2%)
Chipotle Mexican Grill, Inc. † S	8,000	3,367,760

Compass Group PLC (United Kingdom)	373,453	6,664,503

Dalata Hotel Group PLC (Ireland) †	1,056,128	5,331,922

Hilton Worldwide Holdings, Inc.	224,571	4,951,791

NH Hotel Group SA (Spain) †	883,507	4,255,367

24,571,343
Household durables (1.9%)
CalAtlantic Group, Inc. S	68,147	2,205,918

PulteGroup, Inc.	414,200	7,617,138

Techtronic Industries Co., Ltd. (Hong Kong)	1,227,000	4,587,818

		14,410,874

Global Equity Fund 19

COMMON STOCKS (96.8%)* cont.	Shares	Value

Independent power and renewable electricity producers (4.3%)
8point3 Energy Partners LP	295,400	$4,658,458

Calpine Corp. †	749,100	11,820,798

NextEra Energy Partners LP	178,127	5,146,089

NRG Energy, Inc.	507,900	7,669,290

NRG Yield, Inc. Class C S	259,100	4,192,238

33,486,873
Insurance (4.9%)
Admiral Group PLC (United Kingdom)	171,521	4,662,024

American International Group, Inc.	167,923	9,373,462

Assured Guaranty, Ltd.	242,100	6,263,127

Hartford Financial Services Group, Inc. (The)	230,200	10,216,276

Prudential PLC (United Kingdom)	227,660	4,503,682

St James’s Place PLC (United Kingdom)	244,394	3,107,163

38,125,734
Internet and catalog retail (1.4%)
Amazon.com, Inc. †	15,600	10,289,604

FabFurnish GmbH (acquired 8/2/13, cost $17) (Private) (Brazil) † ∆∆ F	13	11

Global Fashion Holding SA (acquired 8/2/13, cost $855,718) (Private)
(Brazil) † ∆∆ F	20,200	344,642

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $17)
(Private) (Brazil) † ∆∆ F	13	11

New Middle East Other Assets GmbH (acquired 8/2/13, cost $7)
(Private) (Brazil) † ∆∆ F	5	4

10,634,272
Internet software and services (4.5%)
Alphabet, Inc. Class C †	30,062	20,833,267

Facebook, Inc. Class A †	43,400	5,102,972

Wix.com, Ltd. (Israel) †	102,631	2,537,038

Yahoo!, Inc. †	188,600	6,902,760

35,376,037
IT Services (2.3%)
Computer Sciences Corp.	105,500	3,495,215

Visa, Inc. Class A	114,900	8,874,876

Worldpay Group PLC (United Kingdom) †	1,436,072	5,615,468

17,985,559
Leisure products (0.6%)
Brunswick Corp. S	101,600	4,879,848

4,879,848
Media (3.6%)
Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	471,807	6,150,233

Charter Communications, Inc. Class A † S	17,200	3,650,528

Liberty Global PLC Ser. A (United Kingdom) †	112,700	4,252,171

Live Nation Entertainment, Inc. †	192,700	4,139,196

Mediaset SpA (Italy)	1,134,269	5,114,075

Numericable-SFR SA (France)	143,807	4,709,856

28,016,059
Metals and mining (0.7%)
Newmont Mining Corp.	155,000	5,420,350

5,420,350
Multi-utilities (0.9%)
Veolia Environnement SA (France)	279,562	6,870,989

		6,870,989

20 Global Equity Fund

COMMON STOCKS (96.8%)* cont.	Shares	Value

Oil, gas, and consumable fuels (5.2%)
Anadarko Petroleum Corp.	126,000	$6,647,760

Cabot Oil & Gas Corp.	232,500	5,440,500

ENI SpA (Italy)	244,034	3,989,132

EOG Resources, Inc.	78,300	6,469,146

Exxon Mobil Corp.	102,900	9,096,360

Pioneer Natural Resources Co.	29,700	4,933,170

Scorpio Tankers, Inc.	628,400	3,933,784

40,509,852
Personal products (2.1%)
Coty, Inc. Class A	312,900	9,512,160

Unilever NV ADR (Netherlands)	152,641	6,708,622

16,220,782
Pharmaceuticals (6.7%)
Astellas Pharma, Inc. (Japan)	535,900	7,231,493

AstraZeneca PLC (United Kingdom)	132,826	7,639,166

Bristol-Myers Squibb Co.	79,000	5,702,220

Impax Laboratories, Inc. †	129,700	4,325,495

Jazz Pharmaceuticals PLC †	30,900	4,656,630

Novartis AG (Switzerland)	170,598	13,026,285

Perrigo Co. PLC	30,600	2,958,102

Shionogi & Co., Ltd. (Japan)	133,900	6,805,741

52,345,132
Real estate investment trusts (REITs) (1.3%)
Big Yellow Group PLC (United Kingdom)	339,117	3,997,249

Hibernia REIT PLC (Ireland)	4,397,891	6,491,392

10,488,641
Real estate management and development (1.8%)
Kennedy-Wilson Holdings, Inc.	196,935	4,255,765

RE/MAX Holdings, Inc. Class A	164,957	6,070,418

Sumitomo Realty & Development Co., Ltd. (Japan)	121,000	3,452,534

13,778,717
Road and rail (1.0%)
Union Pacific Corp.	90,200	7,868,146

7,868,146
Semiconductors and semiconductor equipment (0.9%)
Micron Technology, Inc. †	268,400	2,885,300

SK Hynix, Inc. (South Korea)	176,360	4,328,460

7,213,760
Software (1.2%)
Nintendo Co., Ltd. (Japan)	43,500	5,851,490

RIB Software AG (Germany)	310,154	3,281,033

9,132,523
Specialty retail (2.2%)
Advance Auto Parts, Inc.	24,900	3,886,890

Home Depot, Inc. (The)	31,100	4,163,979

Lowe’s Cos., Inc.	59,500	4,523,190

Tile Shop Holdings, Inc. †	245,858	4,386,107

16,960,166
Textiles, apparel, and luxury goods (0.8%)
Luxottica Group SpA (Italy)	117,417	6,434,557

		6,434,557

Global Equity Fund 21

COMMON STOCKS (96.8%)* cont.		Shares	Value

Thrifts and mortgage finance (0.5%)
Radian Group, Inc.		276,500	$3,536,435

Tobacco (3.4%)			3,536,435
Imperial Brands PLC (United Kingdom)		195,915	10,633,389

Japan Tobacco, Inc. (Japan)		381,300	15,618,605

Transportation infrastructure (0.9%)			26,251,994
Aena SA (Spain) †		49,362	7,052,864

Wireless telecommunication services (1.7%)			7,052,864
KDDI Corp. (Japan)		137,100	3,899,727

Vodafone Group PLC ADR (United Kingdom)		283,081	9,268,072

			13,167,799

Total common stocks (cost $728,284,895)			$753,115,378

CONVERTIBLE PREFERRED STOCKS (0.6%)*		Shares	Value

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$3,653,997) (Private) † ∆∆ F		108,051	$4,742,877

Total convertible preferred stocks (cost $3,653,997)			$4,742,877

SHORT-TERM INVESTMENTS (5.5%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.58% [d]	Shares	21,625,300	$21,625,300

Putnam Short Term Investment Fund 0.44% L	Shares	19,105,278	19,105,278

SSgA Prime Money Market Fund Class N 0.41% P	Shares	270,000	270,000

U.S. Treasury Bills 0.21%, July 7, 2016 ∆		$121,000	120,967

U.S. Treasury Bills 0.16%, June 16, 2016 ∆		270,000	269,952

U.S. Treasury Bills 0.30%, May 19, 2016 ∆		875,000	874,936

U.S. Treasury Bills 0.25%, May 12, 2016 ∆		391,000	390,984

Total short-term investments (cost $42,657,319)			$42,657,417

TOTAL INVESTMENTS

Total investments (cost $774,596,211)			$800,515,672

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $778,367,516.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $5,087,545, or 0.7% of net assets.

22 Global Equity Fund

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,459,731 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	58.5%	Netherlands	2.0%

United Kingdom	11.3	Sweden	1.3

Japan	8.6	Germany	1.2

Ireland	3.7	Belgium	0.8

Italy	3.0	Hong Kong	0.6

Spain	2.8	South Korea	0.6

France	2.6	Other	0.7

Switzerland	2.3	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 4/30/16 (aggregate face value $133,763,615) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	7/21/16	$389,327	$390,723	$(1,396)

	British Pound	Buy	6/15/16	111,644	110,711	933

	Canadian Dollar	Buy	7/21/16	628,601	602,550	26,051

	Euro	Sell	6/15/16	5,749,932	5,461,193	(288,739)

Barclays Bank PLC
	Euro	Sell	6/15/16	8,307,368	7,884,179	(423,189)

	Hong Kong Dollar	Buy	5/18/16	3,756,200	3,746,134	10,066

	Japanese Yen	Sell	5/18/16	815,467	718,453	(97,014)

	Singapore Dollar	Buy	5/18/16	3,949,937	3,840,191	109,746

	Swiss Franc	Buy	6/15/16	9,230,412	9,057,675	172,737

Global Equity Fund 23

FORWARD CURRENCY CONTRACTS at 4/30/16 (aggregate face value $133,763,615) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.
	Australian Dollar	Buy	7/21/16	$4,736,122	$4,743,973	$(7,851)

	Canadian Dollar	Buy	7/21/16	5,356,861	5,123,600	233,261

	Danish Krone	Buy	6/15/16	5,933,147	5,698,815	234,332

	Euro	Sell	6/15/16	2,585,755	2,488,543	(97,212)

	Japanese Yen	Buy	5/18/16	55,423	54,318	1,105

	Japanese Yen	Sell	5/18/16	55,423	53,110	(2,313)

Credit Suisse International
	Australian Dollar	Buy	7/21/16	3,843,405	3,851,475	(8,070)

	British Pound	Sell	6/15/16	4,349,892	4,186,877	(163,015)

	Euro	Buy	6/15/16	181,839	172,652	9,187

	Japanese Yen	Buy	5/18/16	203,845	179,608	24,237

	Swiss Franc	Sell	6/15/16	55,976	55,102	(874)

Goldman Sachs International
	British Pound	Sell	6/15/16	3,682,803	3,548,834	(133,969)

	Japanese Yen	Sell	5/18/16	3,307,170	2,932,828	(374,342)

	Swedish Krona	Buy	6/15/16	2,247,809	2,106,891	140,918

HSBC Bank USA, National Association
	British Pound	Sell	6/15/16	5,137,102	4,979,897	(157,205)

	Canadian Dollar	Buy	7/21/16	2,149,853	2,058,275	91,578

	Euro	Sell	6/15/16	3,575,091	3,403,504	(171,587)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/21/16	77,229	77,330	(101)

	British Pound	Sell	6/15/16	4,988,925	4,802,371	(186,554)

	Canadian Dollar	Buy	7/21/16	576,796	551,479	25,317

	Euro	Sell	6/15/16	5,544,360	5,402,643	(141,717)

	Norwegian Krone	Buy	6/15/16	2,137,877	1,990,036	147,841

	Singapore Dollar	Sell	5/18/16	90,609	85,376	(5,233)

	South Korean Won	Sell	5/18/16	3,599,998	3,378,148	(221,850)

	Swedish Krona	Sell	6/15/16	3,436,616	3,222,670	(213,946)

State Street Bank and Trust Co.
	Australian Dollar	Buy	7/21/16	327,711	328,421	(710)

	British Pound	Sell	6/15/16	5,519,674	5,329,282	(190,392)

	Canadian Dollar	Buy	7/21/16	4,698,451	4,495,721	202,730

	Euro	Sell	6/15/16	3,726,546	3,533,262	(193,284)

	Israeli Shekel	Buy	7/21/16	2,366,530	2,343,166	23,364

	Japanese Yen	Buy	5/18/16	149,555	139,061	10,494

	Swedish Krona	Buy	6/15/16	225,125	210,984	14,141

UBS AG
	Australian Dollar	Buy	7/21/16	2,933,559	2,938,945	(5,386)

	British Pound	Sell	6/15/16	2,994,086	2,882,772	(111,314)

	Euro	Sell	6/15/16	5,033,469	4,893,331	(140,138)

	Swiss Franc	Sell	6/15/16	587,442	570,348	(17,094)

24 Global Equity Fund

FORWARD CURRENCY CONTRACTS at 4/30/16 (aggregate face value $133,763,615) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp.
	British Pound	Sell	6/15/16	$6,006,145	$5,782,171	$(223,974)

	Canadian Dollar	Buy	7/21/16	1,811,204	1,734,005	77,199

	Japanese Yen	Sell	5/18/16	1,690,665	1,621,982	(68,683)

Total						$(2,091,915)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$67,090,717	$62,000,924	$344,668

Consumer staples	48,889,905	53,543,724	—

Energy	36,520,720	3,989,132	—

Financials	63,560,775	50,313,309	—

Health care	54,587,832	34,702,685	—

Industrials	37,871,916	24,383,621	—

Information technology	50,631,428	19,076,451	—

Materials	40,977,856	5,972,449	—

Telecommunication services	19,424,748	27,751,126	—

Utilities	44,610,403	6,870,989	—

Total common stocks	464,166,300	288,604,410	344,668

Convertible preferred stocks	—	—	4,742,877

Short-term investments	19,375,278	23,282,139	—

Totals by level	$483,541,578	$311,886,549	$5,087,545

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(2,091,915)	$—

Totals by level	$—	$(2,091,915)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 25

Statement of assets and liabilities 4/30/16 (Unaudited)

ASSETS

Investment in securities, at value, including $20,998,580 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $733,865,633)	$759,785,094
Affiliated issuers (identified cost $40,730,578) (Notes 1 and 5)	40,730,578

Foreign currency (cost $250) (Note 1)	256

Dividends, interest and other receivables	1,260,564

Foreign tax reclaim	275,215

Receivable for shares of the fund sold	90,155

Receivable for investments sold	4,491,118

Unrealized appreciation on forward currency contracts (Note 1)	1,555,237

Prepaid assets	47,268

Total assets	808,235,485

LIABILITIES

Payable for investments purchased	1,996,761

Payable for shares of the fund repurchased	780,131

Payable for compensation of Manager (Note 2)	390,486

Payable for investor servicing fees (Note 2)	238,976

Payable for custodian fees (Note 2)	29,103

Payable for Trustee compensation and expenses (Note 2)	531,830

Payable for administrative services (Note 2)	2,929

Payable for distribution fees (Note 2)	174,622

Unrealized depreciation on forward currency contracts (Note 1)	3,647,152

Collateral on securities loaned, at value (Note 1)	21,625,300

Collateral on certain derivative contracts, at value (Note 1)	270,000

Other accrued expenses	180,679

Total liabilities	29,867,969

Net assets	$778,367,516

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$965,009,899

Undistributed net investment income (Note 1)	1,464,252

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(211,955,613)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	23,848,978

Total — Representing net assets applicable to capital shares outstanding	$778,367,516

(Continued on next page)

26 Global Equity Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($697,028,534 divided by 57,391,480 shares)	$12.15

Offering price per class A share (100/94.25 of $12.15)*	$12.89

Net asset value and offering price per class B share ($11,698,218 divided by 1,074,758 shares)**	$10.88

Net asset value and offering price per class C share ($19,499,700 divided by 1,702,792 shares)**	$11.45

Net asset value and redemption price per class M share ($10,226,606 divided by 879,217 shares)	$11.63

Offering price per class M share (100/96.50 of $11.63)*	$12.05

Net asset value, offering price and redemption price per class R share
($470,651 divided by 39,068 shares)	$12.05

Net asset value, offering price and redemption price per class R6 share
($11,363,316 divided by 903,722 shares)	$12.57

Net asset value, offering price and redemption price per class Y share
($28,080,491 divided by 2,239,142 shares)	$12.54

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 27

Statement of operations Six months ended 4/30/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $151,479)	$7,602,838

Interest (including interest income of $25,085 from investments in affiliated issuers) (Note 5)	26,695

Securities lending (Note 1)	140,436

Total investment income	7,769,969

EXPENSES

Compensation of Manager (Note 2)	2,555,511

Investor servicing fees (Note 2)	793,657

Custodian fees (Note 2)	27,863

Trustee compensation and expenses (Note 2)	31,763

Distribution fees (Note 2)	1,069,655

Administrative services (Note 2)	13,032

Other	197,768

Fees waived and reimbursed by Manager (Note 2)	(10,859)

Total expenses	4,678,390

Expense reduction (Note 2)	(22,245)

Net expenses	4,656,145

Net investment income	3,113,824

Net realized loss on investments (Notes 1 and 3)	(29,945,586)

Net realized gain on foreign currency transactions (Note 1)	4,882,183

Net realized loss on written options (Notes 1 and 3)	(436,954)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(3,439,557)

Net unrealized depreciation of investments during the period	(9,273,888)

Net loss on investments	(38,213,802)

Net decrease in net assets resulting from operations	$(35,099,978)

The accompanying notes are an integral part of these financial statements.

28 Global Equity Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/16*	Year ended 10/31/15

Operations:
Net investment income	$3,113,824	$3,457,048

Net realized gain (loss) on investments
and foreign currency transactions	(25,500,357)	40,971,713

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(12,713,445)	(46,861,189)

Net decrease in net assets resulting from operations	(35,099,978)	(2,432,428)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,081,328)	(4,719,968)

Class B	—	—

Class C	(12,365)	—

Class M	(5,334)	(12,386)

Class R	—	(5,194)

Class R5	(124)	(132)

Class R6	(111,903)	(99,416)

Class Y	(238,606)	(267,791)

Decrease from capital share transactions (Note 4)	(29,222,897)	(59,399,761)

Total decrease in net assets	(68,772,535)	(66,937,076)

NET ASSETS

Beginning of period	847,140,051	914,077,127

End of period (including undistributed net investment
income of $1,464,252 and $2,800,088, respectively)	$778,367,516	$847,140,051

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
April 30, 2016**	$12.72	.05	(.55)	(.50)	(.07)	(.07)	—	—	$12.15	(3.95)*	$697,029	.59* [e]	.41* [e]	21*
October 31, 2015	12.85	.05	(.10)	(.05)	(.08)	(.08)	—	—	12.72	(.43)	761,328	1.23	.40	61
October 31, 2014	12.07	.08	.75	.83	(.05)	(.05)	—	— [d,f]	12.85	6.92	820,387	1.27	.66	80
October 31, 2013	9.26	.03	2.86	2.89	(.08)	(.08)	—	—	12.07	31.37	823,261	1.33	.32	113
October 31, 2012	8.55	.05	.87	.92	(.21)	(.21)	—	— [d,g]	9.26	11.20	691,972	1.35	.55	117
October 31, 2011	8.41	.09	.13	.22	(.10)	(.10)	— [d]	.02 [h,i]	8.55	2.85	721,575	1.38	1.02	87

Class B
April 30, 2016**	$11.38	— [d]	(.50)	(.50)	—	—	—	—	$10.88	(4.39)*	$11,698	.96* [e]	.04* [e]	21*
October 31, 2015	11.52	(.04)	(.10)	(.14)	—	—	—	—	11.38	(1.22)	13,857	1.98	(.34)	61
October 31, 2014	10.85	(.01)	.68	.67	—	—	—	— [d,f]	11.52	6.18	17,031	2.02	(.07)	80
October 31, 2013	8.33	(.04)	2.57	2.53	(.01)	(.01)	—	—	10.85	30.36	20,407	2.08	(.42)	113
October 31, 2012	7.69	(.02)	.80	.78	(.14)	(.14)	—	— [d,g]	8.33	10.43	19,831	2.10	(.21)	117
October 31, 2011	7.57	.02	.11	.13	(.03)	(.03)	— [d]	.02 [h,i]	7.69	2.01	24,597	2.13	.25	87

Class C
April 30, 2016**	$11.98	— [d]	(.52)	(.52)	(.01)	(.01)	—	—	$11.45	(4.37)*	$19,500	.96* [e]	.03* [e]	21*
October 31, 2015	12.12	(.04)	(.10)	(.14)	—	—	—	—	11.98	(1.16)	17,265	1.98	(.35)	61
October 31, 2014	11.43	(.01)	.70	.69	—	—	—	— [d,f]	12.12	6.04	17,675	2.02	(.11)	80
October 31, 2013	8.77	(.04)	2.71	2.67	(.01)	(.01)	—	—	11.43	30.43	13,638	2.08	(.43)	113
October 31, 2012	8.10	(.02)	.84	.82	(.15)	(.15)	—	— [d,g]	8.77	10.38	11,460	2.10	(.20)	117
October 31, 2011	7.97	.02	.13	.15	(.04)	(.04)	— [d]	.02 [h,i]	8.10	2.14	11,987	2.13	.27	87

Class M
April 30, 2016**	$12.16	.02	(.54)	(.52)	(.01)	(.01)	—	—	$11.63	(4.31)*	$10,227	.83* [e]	.16* [e]	21*
October 31, 2015	12.28	(.01)	(.10)	(.11)	(.01)	(.01)	—	—	12.16	(.87)	10,907	1.73	(.10)	61
October 31, 2014	11.55	.02	.71	.73	—	—	—	— [d,f]	12.28	6.32	11,846	1.77	.16	80
October 31, 2013	8.85	(.02)	2.75	2.73	(.03)	(.03)	—	—	11.55	30.91	12,378	1.83	(.18)	113
October 31, 2012	8.18	— [d]	.84	.84	(.17)	(.17)	—	— [d,g]	8.85	10.59	11,050	1.85	.05	117
October 31, 2011	8.05	.05	.12	.17	(.06)	(.06)	— [d]	.02 [h,i]	8.18	2.35	12,173	1.88	.52	87

Class R
April 30, 2016**	$12.57	.04	(.56)	(.52)	—	—	—	—	$12.05	(4.14)*	$471	.71* [e]	.31* [e]	21*
October 31, 2015	12.70	.02	(.10)	(.08)	(.05)	(.05)	—	—	12.57	(.65)	590	1.48	.18	61
October 31, 2014	11.94	.05	.74	.79	(.03)	(.03)	—	— [d,f]	12.70	6.62	1,361	1.52	.43	80
October 31, 2013	9.15	.01	2.83	2.84	(.05)	(.05)	—	—	11.94	31.14	1,194	1.58	.07	113
October 31, 2012	8.45	.02	.87	.89	(.19)	(.19)	—	— [d,g]	9.15	10.85	884	1.60	.28	117
October 31, 2011	8.31	.07	.13	.20	(.08)	(.08)	— [d]	.02 [h,i]	8.45	2.65	1,180	1.63	.79	87

Class R5
April 30, 2016**#	$13.21	.04	(1.12)	(1.08)	(.11)	(.11)	—	—	$12.02	(8.25)*	$14	.22*	.33*	21*
October 31, 2015	13.33	.10	(.10)	— [d]	(.12)	(.12)	—	—	13.21	(.03)	15.94		.69	61
October 31, 2014	12.52	.13	.78	.91	(.10)	(.10)	—	— [d,f]	13.33	7.25	15.96		.96	80
October 31, 2013	9.56	.08	2.97	3.05	(.09)	(.09)	—	—	12.52	32.10	14.97		.69	113
October 31, 2012†	8.92	.03	.61	.64	—	—	—	—	9.56	7.18*	11	.31*	.31*	117

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Global Equity Fund	Global Equity Fund 31

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class R6
April 30, 2016**	$13.20	.08	(.59)	(.51)	(.12)	(.12)	—	—	$12.57	(3.87)*	$11,363	.38* [e]	.61* [e]	21*
October 31, 2015	13.33	.11	(.11)	— [d]	(.13)	(.13)	—	—	13.20	(.01)	12,062.84		.78	61
October 31, 2014	12.52	.14	.78	.92	(.11)	(.11)	—	— [d,f]	13.33	7.36	10,365.86		1.06	80
October 31, 2013	9.56	.09	2.96	3.05	(.09)	(.09)	—	—	12.52	32.16	9,404.87		.76	113
October 31, 2012†	8.92	.03	.61	.64	—	—	—	—	9.56	7.18*	11	.28*	.34*	117

Class Y
April 30, 2016**	$13.15	.07	(.58)	(.51)	(.10)	(.10)	—	—	$12.54	(3.88)*	$28,080	.46* [e]	.53* [e]	21*
October 31, 2015	13.28	.09	(.11)	(.02)	(.11)	(.11)	—	—	13.15	(.17)	31,117.98		.66	61
October 31, 2014	12.47	.12	.77	.89	(.08)	(.08)	—	— [d,f]	13.28	7.19	35,398	1.02	.90	80
October 31, 2013	9.56	.06	2.95	3.01	(.10)	(.10)	—	—	12.47	31.76	27,553	1.08	.56	113
October 31, 2012	8.83	.07	.90	.97	(.24)	(.24)	—	— [d,g]	9.56	11.39	26,107	1.10	.78	117
October 31, 2011	8.68	.12	.13	.25	(.12)	(.12)	— [d]	.02 [h,i]	8.83	3.12	21,462	1.13	1.27	87

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

# Effective February 1, 2016, the fund has liquidated its class R5 shares.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period . As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley and Co. which amounted to less than $0.01 per share outstanding on November 27, 2013.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

h Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

32 Global Equity Fund	Global Equity Fund 33

Notes to financial statements 4/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through April 30, 2016.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund has liquidated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

34 Global Equity Fund

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on

Global Equity Fund 35

investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to gain exposure to securities.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably

36 Global Equity Fund

determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,453,237 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,656,772 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $21,625,300 and the value of securities loaned amounted to $20,998,580.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Global Equity Fund 37

At October 31, 2015, the fund had a capital loss carryover of $185,705,330 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$185,705,330	N/A	$185,705,330	October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $775,300,477, resulting in gross unrealized appreciation and depreciation of $96,109,425 and $70,894,230, respectively, or net unrealized appreciation of $25,215,195.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in or invested in by other Putnam Funds to avoid double counting of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

38 Global Equity Fund

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.345% of the fund’s average net assets before a decrease of $149,145 (0.019% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expense. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $10,859.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Effective February 1, 2016, the fund has liquidated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$718,195	Class R5	5

Class B	12,579	Class R6	2,825

Class C	19,826	Class Y	29,220

Class M	10,369	Total	$793,657

Class R	638

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $566 under the expense offset arrangements and by $21,679 under the brokerage/ service arrangements.

Global Equity Fund 39

Each Independent Trustee of the fund receives an annual Trustee fee, of which $565, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$872,835	Class M	37,809

Class B	61,199	Class R	1,549

Class C	96,263	Total	$1,069,655

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,111 and $250 from the sale of class A and class M shares, respectively, and received $3,629 and $88 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $7 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$162,124,031	$201,932,739

U.S. government securities (Long-term)	—	—

Total	$162,124,031	$201,932,739

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

40 Global Equity Fund

Written option transactions during the reporting period are summarized as follows:

Written option
	contract amounts	Written option premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	700,734	108,597
Options exercised	—	—
Options expired	—	—
Options closed	(700,734)	(108,597)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/16		Year ended 10/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	734,520	$8,834,687	1,950,020	$25,429,359

Shares issued in connection with
reinvestment of distributions	305,640	3,805,218	344,447	4,419,250

	1,040,160	12,639,905	2,294,467	29,848,609

Shares repurchased	(3,479,302)	(41,536,915)	(6,291,027)	(82,392,376)

Net decrease	(2,439,142)	$(28,897,010)	(3,996,560)	$(52,543,767)

	Six months ended 4/30/16		Year ended 10/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	45,496	$488,014	118,233	$1,397,341

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	45,496	488,014	118,233	1,397,341

Shares repurchased	(188,013)	(2,004,574)	(379,649)	(4,465,900)

Net decrease	(142,517)	$(1,516,560)	(261,416)	$(3,068,559)

	Six months ended 4/30/16		Year ended 10/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	423,317	$4,982,559	230,738	$2,898,307

Shares issued in connection with
reinvestment of distributions	996	11,721	—	—

	424,313	4,994,280	230,738	2,898,307

Shares repurchased	(162,253)	(1,819,002)	(247,788)	(3,042,877)

Net increase (decrease)	262,060	$3,175,278	(17,050)	$(144,570)

Global Equity Fund 41

	Six months ended 4/30/16		Year ended 10/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	8,602	$97,442	54,858	$691,713

Shares issued in connection with
reinvestment of distributions	433	5,178	986	12,139

	9,035	102,620	55,844	703,852

Shares repurchased	(27,101)	(312,038)	(123,112)	(1,560,163)

Net decrease	(18,066)	$(209,418)	(67,268)	$(856,311)

	Six months ended 4/30/16		Year ended 10/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	10,086	$125,182	56,418	$737,942

Shares issued in connection with
reinvestment of distributions	—	—	392	4,985

	10,086	125,182	56,810	742,927

Shares repurchased	(17,926)	(207,468)	(117,033)	(1,486,762)

Net decrease	(7,840)	$(82,286)	(60,223)	$(743,835)

	Period ended 4/30/16*		Year ended 10/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	10	124	10	132

	10	124	10	132

Shares repurchased	(1,159)	(13,928)	—	—

Net increase (decrease)	(1,149)	$(13,804)	10	$132

	Six months ended 4/30/16		Year ended 10/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	34,537	$415,308	209,397	$2,893,652

Shares issued in connection with
reinvestment of distributions	8,688	111,903	7,497	99,416

	43,225	527,211	216,894	2,993,068

Shares repurchased	(53,391)	(667,875)	(80,448)	(1,086,587)

Net increase (decrease)	(10,166)	$(140,664)	136,446	$1,906,481

	Six months ended 4/30/16		Year ended 10/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	219,568	$2,688,997	480,339	$6,486,747

Shares issued in connection with
reinvestment of distributions	17,152	220,402	18,932	250,469

	236,720	2,909,399	499,271	6,737,216

Shares repurchased	(363,234)	(4,447,832)	(798,435)	(10,686,548)

Net decrease	(126,514)	$(1,538,433)	(299,164)	$(3,949,332)

* Effective February 1, 2016, the fund has liquidated its class R5 shares.

42 Global Equity Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	403	1.0%	$4,856

Class R6	1,163	0.1	14,619

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$6,332,840	$122,170,363	$109,397,925	$25,085	$19,105,278

Totals	$6,332,840	$122,170,363	$109,397,925	$25,085	$19,105,278

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*

Written equity option contracts (contract amount) (Note 3)	$—*

Forward currency contracts (contract amount)	$166,800,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$1,555,237	Payables	$3,647,152

Total		$1,555,237		$3,647,152

Global Equity Fund 43

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$4,838,751	$4,838,751

Equity contracts	143,242	—	$143,242

Total	$143,242	$4,838,751	$4,981,993

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(3,472,363)	$(3,472,363)

Total	$(3,472,363)	$(3,472,363)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$26,984	$292,549	$468,698	$33,424	$140,918	$91,578	$173,158	$250,729	$—	$77,199	$1,555,237

Total Assets	$26,984	$292,549	$468,698	$33,424	$140,918	$91,578	$173,158	$250,729	$—	$77,199	$1,555,237

Liabilities:

Forward currency contracts#	290,135	520,203	107,376	171,959	508,311	328,792	769,401	384,386	273,932	292,657	3,647,152

Total Liabilities	$290,135	$520,203	$107,376	$171,959	$508,311	$328,792	$769,401	$384,386	$273,932	$292,657	$3,647,152

Total Financial and Derivative Net Assets	$(263,151)	$(227,654)	$361,322	$(138,535)	$(367,393)	$(237,214)	$(596,243)	$(133,657)	$(273,932)	$(215,458)	$(2,091,915)

Total collateral received (pledged)†##	$(151,985)	$(227,654)	$270,000	$(138,535)	$(261,974)	$(119,988)	$(489,939)	$(120,952)	$(129,987)	$—

Net amount	$(111,166)	$—	$91,322	$—	$(105,419)	$(117,226)	$(106,304)	$(12,705)	$(143,945)	$(215,458)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

44 Global Equity Fund	Global Equity Fund 45

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

46 Global Equity Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Equity Fund 47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48 Global Equity Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Global Equity Fund 49

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

50 Global Equity Fund

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Global Equity Fund 51

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52 Global Equity Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA006
300661 6/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016